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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion of our reports dated March 22, 2000 included in WorldPort Communications, Inc.'s Annual Report on Form 10-K for the year ending December 31, 1999 as well as the incorporation by reference of such reports into the Company's previously filed Registration Statement File No. 333-63555, and 333-21549.





Atlanta, Georgia
March 27, 2000